Filed Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Small-Cap Growth Portfolio

Focused Small-Cap Value Portfolio

(the “Target Portfolios”)

Supplement dated March 8, 2013, to the Target Portfolios’ Prospectus dated February 28, 2013

The Board of Directors of SunAmerica Series, Inc. (the “Corporation”), on behalf of the Target Portfolios, each a series of the Corporation, has determined that it is in the best interests of each Target Portfolio and its respective shareholders to reorganize the Target Portfolio into the applicable series of SunAmerica Specialty Series or the Corporation set forth in the table below (each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”), subject to shareholder approval. The transactions are collectively referred to herein as the Reorganizations.

Target Portfolios	Acquiring Portfolios
Focused Small-Cap Growth Portfolio	SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series
Focused Small-Cap Value Portfolio	SunAmerica Strategic Value Portfolio, a series of the Corporation

Pursuant to each proposed Reorganization, all of a Target Portfolio’s assets and liabilities will be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Focused Small-Cap Growth Portfolio’s shareholders approve the proposed Reorganization, the Focused Small-Cap Growth Portfolio’s Class A, Class B, Class C and Class I shareholders will receive Class A, Class A, Class C and Class W shares, respectively, of the SunAmerica Focused Alpha Growth Fund. If the Focused Small-Cap Value Portfolio’s shareholders approve the proposed Reorganization, the Focused Small-Cap Value Portfolio’s Class A, Class B and Class C shareholders will receive Class A, Class B and Class C shares, respectively, of the SunAmerica Strategic Value Portfolio.

If a Reorganization is approved, the Target Portfolio’s shareholders will receive shares of the Acquiring Portfolio with a total value equal to the total value of their shares of the Target Portfolio on the date of the merger, after which the Target Portfolio will cease operations. On or about June 20, 2013, each Target Portfolio expects to convene a special meeting of the Target Portfolio’s shareholders. Shareholders of record of each Target Portfolio on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the relevant Reorganization in greater detail.

Until a Reorganization is completed, shares of each Target Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Target Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares of a Target Portfolio purchased after the record date set for the special meeting of shareholders of the Target Portfolio will not have the right to vote at such special meeting. A Target Portfolio’s shareholders may continue to purchase or redeem the Target Portfolio’s shares, as described in the Target Portfolios’ Prospectus, before the closing of the proposed Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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